     The form of Indemnity Agreement filed as Exhibit 10.13 has been entered into between H. F. Ahmanson & Company and the following directors and executive officers of H. F. Ahmanson & Company as of the dates indicated:

         Name                 Date
- -------------------------   --------
   Robert H. Ahmanson       11/13/86
   William H. Ahmanson      11/13/86
   Byron Allumbaugh         03/24/87
   Richard M. Bressler      01/27/87
   Lodwrick M. Cook         11/13/86
   Bill Daniels             11/13/86
   Richard H. Deihl         11/13/86
   Robert M. De Kruif       11/13/86
   Fredric J. Forster       02/22/93
   George G. Gregory        11/13/86
   David S. Hannah          11/13/86
   George Miranda           03/28/89
   Delia M. Reyes           10/27/92
   Charles R. Rinehart      12/01/89
   Elizabeth Sanders        01/30/90
   William D. Schulte       03/26/91
   Arthur W. Schmutz        03/23/93
   Kevin M. Twomey          07/06/93